ASYMsharesTMASYMmetric S&P 500® ETF

f/k/a ASYMsharesTM ASYMmetric 500 ETF

Summary Prospectus

Listed on NYSE Arca, Inc.

Ticker: ASPY CUSIP: 04651A101

October 22, 2021

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, Statement of Additional Information, and other information about the Fund online at www.ASYMshares.com. You can also get this information at no cost by calling 1-866-ASYM777 (1-866-279-6777) or by sending an email request to the SEC at publicinfo@sec.gov. The Fund’s Prospectus and Statement of Additional Information, both dated March 5, 2021, as amended, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ASYMsharesTM ASYMmetric S&P 500® ETF

Investment Objective

ASYMsharesTM ASYMmetric S&P 500® ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the ASYMmetric 500 Index (the “Index”).

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold or sell shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.95%
Distribution and/or Service (12b-1) Fees (1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%

(1)	Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund or will be paid by the Fund in its first year of operation, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a return of 5% each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$97	$303

Portfolio Turnover. The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund employs a passive management or indexing investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on proprietary ASYMmetric Risk Management TechnologyTM developed and maintained by ASYMmetric Investment Solutions, LLC (the “Index Provider”), an affiliate of ASYMmetric ETFs, LLC, the Fund’s investment adviser (the “Adviser”).

The Index seeks to deliver a return that is asymmetric to the S&P 500® Index. It is an asymmetric version of the S&P 500® Index. Asymmetric returns are defined as the ability to generate positive returns in bear markets and to capture the majority of the upside of a bull market.

The Index is a rules-based, quantitative long/short hedging strategy that seeks to provide protection against bear market losses, by being net short, and to capture the majority of bull market gains, by being net long, with respect to the S&P 500® Index. The Index is powered by the Index Provider’s ASYMmetric Risk Management TechnologyTM, which dynamically manages the Index’s net exposure in three market risk environments:

●	Risk-On: Market prices are trending up and have low volatility as determined by actual price fluctuations over a prior period (“realized volatility”), which is termed a “Risk-On” market environment;

●	Risk-Elevated: Market prices are trending down and have low realized volatility, which is termed a “Risk-Elevated” market environment; and

●	Risk-Off: Market prices are trending down and have high realized volatility, which is termed a “Risk-Off” market environment.

The principle of the ASYMmetric Risk Management TechnologyTM is to dynamically manage, as of each monthly Index rebalancing and reconstitution date, the Index’s net exposure to its market to:

●	Capture the majority of the upside of the market in a bull market, by being net long;

●	Protect capital by paring back net exposure during periods of heightened market uncertainty, by being market neutral; and

●	Profit in bear markets, by being net short.

The Index achieves its long exposure through investment in securities in the S&P 500® Index that have low volatility relative to the index as a whole (the “Long Book”). These securities are sorted according to Global Industry Classification Standard (“GICS”) sector and ranked from lowest to highest volatility within each sector. The weights of each sector in the Long Book match the sector weights of the S&P 500® Index. The weightings of each Long Book sector multiplied by the Index’s target of 50 Index components equals the number of securities within each sector of the Long Book (rounded to the nearest whole number). Thus, a fixed number of securities from each sector will compose the Long Book. A GICS sector’s fixed number of securities is drawn from those with the lowest realized volatility in such sector. These securities are then equal weighted within each sector of the Long Book. While the Long Book is initially targeted to have 50 component equity securities, rounding effects in the weighting process will cause the actual number of Index components to range from approximately 48 to 52 component securities.

In order to effect its net short exposure to the market, the Index utilizes cash-settled short selling of shares of the SPDR S&P 500 ETF Trust (“SPY”) (the “Short Book”). Hypothetical proceeds from the Index’s short sales are maintained in cash. The Index’s net exposure to its market ranges between 75% long and -25% short where net exposure is the difference between the Index’s Long Book and its Short Book.

The Index always maintains a Long Book. Under the Index Provider’s ASYMmetric Risk Management TechnologyTM the Index’s Short Book and resulting cash position are increased or decreased in accordance with the congruency of two indicators of market risk environment as described below. The Index’s cash position represents proceeds from hypothetical short sales plus the cash portion of the Long Book, if any, when the Long Book securities’ weight is less than 100%.

Price Indicator Determination of Market Risk Environments. Market risk environments are quantitatively determined by the congruence of two proprietary price-based indicators that measure, monitor and quantify market risk. These indicators are called the “Price Momentum Indicator” and the “Price Volatility Indicator.”

The Price Momentum Indicator is driven by the 200-business day moving average of the S&P 500® Index. The Price Momentum Indicator is designed to identify historical market price trends (up or down).

The Price Volatility Indicator is driven by the Index Provider’s PriceVol™ proprietary measure of the realized (i.e., historical as opposed to anticipated) volatility of the Index’s market. PriceVolTM measures the dispersion of prices of the securities comprising the S&P 500® Index. PriceVolTM is engineered to measure market risk (high or low) based on actual market price movements and not expected price movements. In contrast to PriceVolTM, the Cboe Volatility Index (“VIX Index”) is an example of a measure of expected, as opposed to realized, volatility where the VIX Index reflects price movements of options with a 30-day average maturity on the performance of the S&P 500® Index.

The congruence of the output of the Price Momentum and Price Volatility Indicators is used to classify monthly the Index’s market condition as either Risk-On, Risk-Elevated, or Risk-Off market environments, as outlined in the table below. The market is in a Risk-On environment when the market is trending up - above its 200-business day moving average - and realized volatility is low. The market is in a Risk-Elevated environment when the market is below its 200-business day moving average, but realized volatility has not spiked. The market is in a Risk-Off environment when the market is trending down, below its 200-business day moving average, and realized volatility has spiked.

Price Momentum Indicator	Price Volatility Indicator	Indicated Market Risk Environment
Trending Up	Low Volatility	Risk-On
Trending Down	Low Volatility	Risk-Elevated
Trending Down	High Volatility	Risk-Off

Index Net Exposure Determination. The market risk environment classification systematically determines the targeted net exposure of the Index. In the Risk-On environment, the targeted net exposure of the Index is 75%. In the Risk-Elevated environment, the targeted net exposure of the index is 0%. In the Risk-Off environment, the targeted net exposure of the Index is -25%.

Weightings of Index Components. The weighting of the Index’s Long Book, Short Book, and cash component are formulaically determined based on the table below, which indicates the various weighting outcomes in each of the three potential market risk environments. The cash component of the Index, which is a neutral risk exposure, is equal to the hypothetical short sale proceeds of the Short Book plus the cash portion of the Long Book in a Risk-Elevated or a Risk-Off environment.

Weighting of Index Components
Risk Environment	Long Book Weight (Long Book Securities Component)	Short Book Weight	Cash Weight (Long Book Cash Component and Short Sale Proceeds)	Targeted Net Exposure
Risk-On	100%	0% to 25%	0% to 25%	75%
Risk-Elevated	35%	0% to 35%	65% to 100%	0%
Risk-Off	20%	0% to 45%	80% to 125%	-25%

The precise weightings of the Long Book securities and the Short Book to gain the targeted net exposure shown in the table above is determined utilizing a calculation of the “net beta-adjusted exposure” of the Index’s Long Book securities where the Long Book exposure is multiplied by a fraction that represents the volatility correlation or “beta” of the Long Book to the full Index market. Then the targeted net exposure of the Index is subtracted from the net beta-adjusted Long Book exposure to establish the actual Short Book weight.

Under normal market conditions, the Fund will invest at least 80% of its total assets in securities and cash included in the Index’s Long Book. In tracking the Index, the Fund will generally hold its assets in Long Book securities and, when indicated, a Long Book cash component. To replicate the Index’s Short Book, the Fund will invest in cash-settled futures on SPY or on the S&P 500® Index and, to a lesser extent, in cash-settled cleared swaps, options and short sales. The Fund will replicate the Index’s Long Book cash component by holding cash, which may be invested in U.S. Treasury bills or notes having less than three months to maturity or money market funds invested in such U.S. Treasuries (“cash equivalents”). The Fund will not be replicating the Index’s cash position representing proceeds from hypothetical short sale transactions unless the Fund invests in cash-settled short sales. In any event, the Index’s cash proceeds from hypothetical short sales have no impact on Index performance as they represent a neutral exposure, and the Fund need not replicate such a cash position in order to replicate Index performance.

The Index was developed by Index Provider, an affiliate of the Adviser. The Index Calculation Agent is Solactive AG, which is not affiliated with the Index Provider, the Fund, the Adviser or the Fund’s sub-adviser, Toroso Investments, LLC (the “Subadviser”). The Index Calculation Agent provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.

Principal Investment Risks

You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Long/Short Risk – The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. During a rising market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. However, there is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions.

Derivatives Risk – A derivative instrument (e.g., futures contract, option (both written and purchased), or swap contract) typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs.

Futures Contract Risk – Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold, and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Swap Risk – In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case. While cleared swaps are considered liquid, certain categories of over-the-counter (OTC) swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of an OTC swap agreement counterparty. New and additional government regulation, of the swap market could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options Risk – The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

Counterparty Risk – The Fund may enter into various types of OTC derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of the counterparty agreements can be expected to decline, potentially resulting in losses to the Fund.

Shorting Risks – In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. Unlike with a long position, losses on a short position could be much greater if the value of the security that the Fund is shorting increases because the cost of covering a short position is potentially unlimited. There is no guarantee the Fund will be able to borrow the shares of the security or investment company it seeks to short in order to achieve its investment objective. In addition, shares of the security or investment company may become hard-to-borrow, generally in times of heightened market volatility, and cause the Fund to have to pay to borrow the shares, in addition to financing costs of short positions, which would negatively impact Fund performance and cause the Fund not to track the Index. Short positions can be called at any time by the lender, which would cause the Fund to have greater net exposure than the Index. The Fund typically closes out a short sale by exchanging agreed-upon cash amounts that represent settlement in lieu of delivery of the actual underlying securities, or, in less likely circumstances, by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Volatility Risk – The Fund’s investments are designed to respond to historical or realized volatility based on a proprietary model developed and implemented by the Index Provider which is not intended to predict the future volatility of the S&P 500 Index. If the S&P 500 Index is rapidly rising during periods when the Index Provider’s volatility model has predicted significant volatility, the Fund may be underexposed to the S&P 500 Index due to its short position, and the Fund would not be expected to gain the full benefit of the rise in the S&P 500 Index. Additionally, in periods of rapidly changing volatility, the Fund may not be appropriately hedged or may not respond as expected to current volatility. In periods of extreme market volatility, the Index’s strategy, and consequently the Fund, may underperform due to the backward-looking nature of the Index’s model.

Index Tracking Risk – There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, difficulty borrowing securities, expenses (including rebalancing expenses), and other transaction costs related to the normal operation of the Fund. These costs that may be incurred by the Fund are not incurred by the Index, which may make it more difficult for the Fund to track the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective.

Passive Investment Risk – The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. The Fund invests in securities included in the Index regardless of the Adviser’s independent analysis of the investment decision.

Index Calculation Methodology Risk – The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Interest Rate Risk – As interest rates rise, the value of debt securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly. In a low interest rate environment like that one currently being experienced, the Fund’s cash and cash equivalent positions, which typically include highly rated and highly liquid debt securities, are expected to earn correspondingly low returns.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund’s ability to sell securities. Under such circumstances, the Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund’s returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective. Under those circumstances, the Fund’s ability to track its Index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund’s shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund’s Index.

The recent novel coronavirus pandemic known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities markets, including by reducing liquidity in the markets. How long such events will last and whether they will continue or recur cannot be predicted with any meaningful accuracy.

U.S. Treasury Securities Risk – U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Although U.S. Treasury securities are backed by the “full faith and credit” of the United States, the U.S. Government does not guarantee the market value of these securities, and consequently, the market value of such securities may fluctuate. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury securities to decline.

Interruption in Trading Risk – An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.

Equity Securities Risk – Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

High Portfolio Turnover Risk – At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Market Risk – Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.

Cybersecurity Risk – Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.

Operational Risk – The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Subadviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Large-Capitalization Investing Risk – The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

New Fund Risk – The Fund is a recently organized, diversified management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Special Risks of Exchange-Traded Funds

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk – The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Shares of the Fund May Trade at Prices Other Than NAV – As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading – Although shares of the Fund are listed for trading on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.

Flash Crash Risk – Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.

Risk that Short Book Gains May Result in Tax Inefficiencies – The Fund may be able to manage realized tax gains on its Long Book positions by arranging for in-kind creation and redemption transactions to remove from its portfolio securities experiencing such gains in a tax efficient manner. However, the Fund will be unable to use the creation and redemption process to manage realized tax gains on its Short Book positions because they are not amenable to in-kind transfers. Consequently, the Fund may be compelled to recognize Short Book position gains for tax purposes unless it can offset such gains with commensurate losses on other positions in its portfolio. The inability of the Fund to offset such Short Book position gains may cause shareholders to incur income tax liabilities upon such gain recognition in a manner similar to that typically experienced by mutual fund shareholders but not by shareholders of ETFs that do not invest in Short Book positions.

Performance Information

The Fund had not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.asymshares.com.

Management

Investment Adviser. ASYMmetric ETFs, LLC

Subadviser. Toroso Investments, LLC

Portfolio Managers. Michael J. Venuto and Charles A. Ragauss, CFA, of Toroso Investments, LLC (each a “Portfolio Manager”) are primarily responsible for the day-to-day management of the Fund. Each of the Portfolio Managers has managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund are listed on a national securities exchange. Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The Fund will only issue or redeem shares that have been aggregated into blocks of 30,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor, and accepted by the Transfer Agent. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities and cash representing securities and cash held in the Fund’s Long Book position (and a separate balancing amount of cash) that the Fund specifies each day. Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Fund’s website at www.asymshares.com once the Fund establishes sufficient trading history to report trading information and related costs.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Index Information

ASYMmetric 500 Index (the “Derived Index”) is the property of ASYMmetric Investment Solutions, LLC (“Solutions”), which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to license the use of the S&P 500 Index in connection with the Derived Index. The S&P 500 Index is the property of S&P Dow Jones Indices, its affiliates and/or their third-party licensors. “S&P®, S&P 500® and “SPY®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Solutions. ASYMshares ASYMmetric S&P 500 ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the ASYMmetric 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Solutions with respect to the S&P 500 Index is the licensing of the S&P Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Solutions or the Fund. S&P Dow Jones Indices has no obligation to take the needs of Solutions or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund.  S&P Dow Jones Indices LLC is not an investment advisor or a broker dealer.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, ANY INFORMATIONAL MATERIALS WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SOLUTIONS, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, INFORMATIONAL MATERIALS WITH RESPECT TO THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DJI HAS NOT PREPARED, REVIEWED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P HAVE ANY CONTROL OVER, THE LICENSEE ETF REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND SOLUTIONS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.”